Exhibit 10.38

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of October 10, 2006, by and among Senesco Technologies, Inc., a Delaware corporation (the “Company”), and those persons listed on the signature pages attached hereto (individually, a “Purchaser” and collectively, the “Purchasers”).

W I T N E S S E T H :

WHEREAS, the Company desires to sell, transfer and assign to the Purchasers, and the Purchasers desire to purchase from the Company up to 1,986,306 shares (the “Shares”) of the Company’s restricted common stock, $0.01 par value per share (the “Common Stock”), and warrants to purchase up to 993,153 shares of Common Stock (the “Warrants”) for an aggregate purchase price of up to $2,249,491 (the Warrants, together with the Shares, shall be referred to herein as the “Securities”);

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION I

PURCHASE AND SALE OF THE SECURITIES

A.                                   Purchase and Sale.  Subject to the terms and conditions of this Agreement and on the basis of the representations, warranties, covenants and agreements herein contained, the Company hereby agrees to sell, transfer, assign and convey the respective number of Securities to each Purchaser as set forth on the signature pages attached hereto, and each Purchaser agrees to purchase, acquire and accept their respective number of Securities from the Company as set forth on the signature pages attached hereto.

B.                                     Purchase Price.  The Securities are hereby offered at a price of $1.07 per unit, equal to one share of Common Stock and a Warrant to purchase 0.5 shares of Common Stock.  The aggregate purchase price for the Securities to be paid by the Purchasers to the Company is $2,249,491 (the “Aggregate Purchase Price”).  The Aggregate Purchase Price shall be paid by the Purchasers to the Company on the Closing Date either via certified bank check or irrevocable wire transfer and shall be paid by the Purchasers in the amounts set forth on the signature pages attached hereto.  The parties to this Agreement agree that, as soon as reasonably practicable after the date hereof, they shall allocate, in good faith, the purchase price between the Shares and Warrants so purchased.

C.                                     Warrants.  The Warrants in the form of Exhibit A attached hereto shall have a five-year term, with a six month lock-up from the date of issuance and an exercise price of $1.18 per share.

SECTION II

REPRESENTATIONS, WARRANTIES, COVENANTS
AND AGREEMENTS OF THE COMPANY

The Company represents and warrants to, and covenants and agrees with, the Purchasers, as of the date hereof, that:

A.                                   Organization; Good Standing.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own its properties and to conduct the business in which it is now engaged.

B.                                     Authority.  The Company has the full corporate power, authority and legal right to execute and deliver this Agreement and to perform all of its obligations and covenants hereunder, and no consent or approval of any other person or governmental authority is required therefore.  The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations and covenants hereunder and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action.  This Agreement constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors’ rights in general or by general principles of equity.

C.                                     No Legal Bar; Conflicts.  Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, violates any provision of the Certificate of Incorporation, as amended, or By-Laws of the Company or any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or results in any breach of any of the terms of or constitutes a default under or results in the termination of or the creation of any lien pursuant to the terms of any contract or agreement to which the Company is a party or by which the Company or any of its assets is bound.

D.                                    Non-Assessable Shares.  The Securities being issued hereunder have been duly authorized and, the Shares, when issued to the Purchasers for the consideration herein provided, and the shares of Common Stock issued upon the proper exercise of the Warrants, will be validly issued, fully paid and non-assessable.

E.                                      SEC Documents; Financial Statements.  During the two years prior to the date hereof, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934 (the “1934 Act”) (all of the foregoing filed prior to the date hereof or prior to the Closing Date, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”).  The Company has made available to the Purchasers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system.  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  Upon consummation of the transactions contemplated by this Agreement, the Company’s independent registered public accounting firm will not express substantial doubt about the Company’s ability to continue as a going concern.  No other information provided by or on behalf of the Company to the Purchasers which is not included in the SEC Documents, including, without limitation, information provided to any Purchaser by the Company in anticipation of this transaction, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

F.                                      Absence of Certain Changes.  Except in the ordinary course of business, since May 15, 2006, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company or its subsidiaries.  Since May 15, 2006, the Company has not (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $500,000 outside of the ordinary course of business or (iii) had capital expenditures, individually or in the aggregate, in excess of $500,000.  The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.  The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below).  For purposes of this Section, “Insolvent” means (i) the present fair saleable value of the Company’s assets is less than the amount required to pay the Company’s total indebtedness, (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted or is about to be conducted.

G.                                     No Undisclosed Events, Liabilities, Developments or Circumstances.  No event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

H.                                    Foreign Corrupt Practices.  Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

I.                                         Sarbanes-Oxley Act.  The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a material adverse effect.

J.                                        Intellectual Property Rights.  The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted.  None of the Company’s Intellectual Property Rights have expired or terminated, or are expected to expire or terminate within three years from the date of this Agreement, except for rights which are not necessary to conduct its business as now conducted.  The Company does not have any knowledge of any infringement by the Company or its subsidiaries of Intellectual Property Rights of others.  There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or any of its subsidiaries regarding its Intellectual Property Rights.  The Company is unaware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings.  The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

K.                                    Right of First Refusal on Future Financings.  From the Closing Date until the one year anniversary of the Closing Date, upon any private issuance by the Company of its Common Stock or Common Stock Equivalents (as defined below) (a “Subsequent Financing”), each Purchaser shall have the right to participate in such Subsequent Financing as provided herein.  At least 15 Business Days (as defined below) prior to the closing of the Subsequent Financing, the Company shall deliver to each Purchaser a written notice of its intention to effect a Subsequent Financing (“Pre-Notice”), which Pre-Notice shall ask such Purchaser if it wants to review the details of such financing (such additional notice, a “Subsequent Financing Notice”).  Upon the request of a Purchaser, and only upon a request by such Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than one Business Day after such request, deliver a Subsequent Financing Notice to such Purchaser.  The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Financing is proposed to be effected, and attached to which shall be a term sheet or similar document relating thereto.  Each Purchaser shall notify the Company by 6:30 p.m. (New York City time) on the tenth (10th) Business Day after their receipt of the Subsequent Financing Notice of its willingness to provide the Subsequent Financing on the terms described in the Subsequent Financing Notice, subject to completion of mutually acceptable documentation.  If one or more Purchasers shall fail to so notify the Company of their willingness to participate in the Subsequent Financing, the Purchasers agreeing to participate in the Subsequent Financing (the “Participating Purchasers”) shall have the right to provide all of the Subsequent Financing.  If one or more Purchasers fail to notify the Company of their willingness to provide all of the Subsequent Financing and the Participating Purchasers do not agree to provide all of the Subsequent Financing, the Company may effect the remaining portion of such Subsequent Financing on the terms and to the Persons set forth in the Subsequent Financing Notice; provided that the Company must provide the Purchasers with a second Subsequent Financing Notice, and the Purchasers will again have the right of first refusal set forth above in this section, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within 60 Business Days after the date of the initial Subsequent Financing Notice with the Person identified in the Subsequent Financing Notice.  In the event the Company receives responses to Subsequent Financing Notices from Purchasers seeking to purchase more than the financing sought by the Company in the Subsequent Financing such Purchasers shall have the right to purchase their Pro Rata Portion (as defined below) of the Common Stock or Common Stock Equivalents to be issued in such Subsequent Financing.  “Pro Rata Portion” is the ratio of (x) the amount invested by such Purchaser pursuant to this Agreement (the “Subscription Amount”) and (y) the aggregate sum of all of the Subscription Amounts.  Notwithstanding the foregoing, this section shall not apply in respect of the issuance of (a) shares of Common Stock or Common Stock Equivalents to employees, consultants, officers or directors of the Company pursuant to any plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) shares of Common Stock or Common Stock Equivalents upon the exercise of or conversion of any convertible securities, options or warrants issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof, (c) shares of Common Stock or Common Stock Equivalents issued as consideration in a merger, consolidation, share exchange, asset or stock acquisition or other similar business combination transaction, and (d) shares of Common Stock or Common Stock Equivalents issued under the terms of any strategic alliance approved by a majority of the non-employee members of the Board of Directors of the Company, the primary purpose of which is not the raising of capital.  “Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.  “Common Stock Equivalents” means any securities of the Company or its subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

SECTION III

REPRESENTATIONS, WARRANTIES, COVENANTS
AND AGREEMENTS OF THE PURCHASERS

Each Purchaser, severally, and not jointly, represents and warrants to, and covenants and agrees with, the Company, as of the date hereof, that:

A.                                   Organization (if applicable).  The Purchaser is, and as of the Closing will be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

B.                                     Authorization.  The Purchaser has, and as of the Closing will have, all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.  The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary action on the part of the Purchaser.  This Agreement has been duly executed and delivered by the Purchaser and constitutes its legal, valid and binding obligation, enforceable against the Purchaser in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors’ rights in general or by general principles of equity.

C.                                     No Legal Bar; Conflicts.  Neither the execution and delivery of this Agreement, nor the consummation by the Purchaser of the transactions contemplated hereby, violates any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency applicable to the Purchaser, or violates, or conflicts with, any contract, commitment, agreement, understanding or arrangement of any kind to which the Purchaser is a party or by which the Purchaser is bound.

D.                                    No Litigation.  No action, suit or proceeding against the Purchaser relating to the consummation of any of the transactions contemplated by this Agreement nor any governmental action against the Purchaser seeking to delay or enjoin any such transactions is pending or, to the Purchaser’s knowledge, threatened.

E.                                      Investment Intent.  The Purchaser: (i) is an accredited investor within the meaning of Rule 501(a) under the Securities Act of 1933, as amended (the “Act”); (ii) is aware of the limits on resale imposed by virtue of the nature of the transactions contemplated by this Agreement, specifically the restrictions imposed by Rule 144 of the Act, and is aware that the certificates representing the Purchaser’s respective ownership of the Securities will bear related restrictive legends; and (iii) except as otherwise set forth herein, is acquiring the shares of the Company hereunder without registration under the Act in reliance on the exemption from registration contained in Section 4(2) of the Act and/or Rule 506 promulgated pursuant to Regulation D of the Act, for investment for its own account, and not with a view toward, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling such shares.  The information contained in the Accredited Investor Questionnaire in the form of Exhibit B attached hereto and delivered by the Purchaser in connection with this Agreement is true and complete in all respects.  The Purchaser has been given the opportunity to ask questions of, and receive answers from, the officers of the Company regarding the Company, its current and proposed business operations and the Securities, and the officers of the Company have made available to the Purchaser all documents and information that the Purchaser has requested relating to an investment in the Company.  The Purchaser has been given the opportunity to retain competent legal counsel in connection with the purchase of the Securities and acknowledges that the Company has relied upon the Purchaser’s representations in this Section 3 in offering and selling the Securities to the Purchaser.

F.                                      The information contained in the selling stockholder questionnaire in the form of Exhibit C attached hereto and delivered by the Purchaser in connection with this Agreement is true and complete in all respects.

G.                                     Economic Risk; Restricted Securities.  The Purchaser recognizes that the investment in the Securities involves a number of significant risks.  The foregoing, however, does not limit or modify the representations, warranties and agreements of the Company in Section 2 of this Agreement or the right of the Purchaser to rely thereon.  The Purchaser is able to bear the economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and, at the present time, can afford a complete loss of such investment.

H.                                    Access to Information.

(i)  The Purchaser has had access to all reports required to be filed by the Company (the “SEC Reports”) under the Securities Exchange Act of 1934, as amended.

(ii)  The Purchaser represents that it has not received any information about the Company other than what has been disclosed in the documents set forth above, and has had the opportunity to ask questions of, and receive answers from, the Company regarding the foregoing documents.

(iii)  H.C. Wainwright is the placement agent and will receive (i) a fee of three percent (3%) for this transaction and (ii) warrants to purchase such number of shares of Common Stock equal to seven percent (7%) of the aggregate number of shares of Common Stock sold in this transaction.

I.                                         Suitability.  The Purchaser has carefully considered, and has, to the extent the Purchaser deems it necessary, discussed with the Purchaser’s own professional legal, tax and financial advisers the suitability of an investment in the Securities for the Purchaser’s particular tax and financial situation, and the Purchaser has determined that the Securities is a suitable investment.

J.                                        Legend.  The Purchaser acknowledges that the certificates evidencing the Securities will bear the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT OR AN

OPINION OF COUNSEL TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Act and who agrees in writing to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties.  Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith, provided that any such transfer would comply with federal and state securities laws.  Further, no notice shall be required of such pledge.  At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Act or other applicable provision of the Act to appropriately amend the list of selling stockholders thereunder.

Certificates evidencing the Securities shall not be required to contain such legend or any other legend (i) following any sale of such Securities pursuant to Rule 144, (ii) if such Securities are eligible for sale under Rule 144(k), (iii) have been sold pursuant to the Registration Statement and in compliance with the obligations set forth herein, or (iv) such legend is not required under applicable requirements of the Act (including judicial interpretations and pronouncements issued by the staff of the SEC), in each such case (i) through (iv) to the extent reasonably determined by the Company’s legal counsel.  At such time and to the extent a legend is no longer required for the Securities, the Company will use its best efforts to no later than three (3) trading days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such Securities (together with such accompanying documentation or representations as reasonably required by counsel to the Company) (such third trading day, the “Legend Removal Date”), deliver or cause to be delivered a certificate representing such Securities that is free from the foregoing legend.

In addition to a Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Securities (based on the VWAP of the Common Stock on the date such Securities are submitted to the Company’s transfer agent) delivered for removal of the restrictive legend and subject to this section, $10 per trading day (increasing to $20 per trading day five (5) trading days after such damages have begun to accrue) for each trading day after the second trading day following the Legend Removal Date until such certificate is delivered without a legend.  Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.  Notwithstanding anything herein to the contrary, in no event will the Company be obligated to make payments to any Purchaser under this section in excess of 5% of the aggregate amount invested by such Purchaser.

Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section is predicated upon the Company’s reliance that the Purchaser will sell any Securities pursuant to either the registration requirements or the Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

SECTION IV

THE CLOSING AND CONDITIONS TO CLOSING

A.                                   Time and Place of the Closing.  The closing shall be held at the offices of Morgan, Lewis & Bockius, 502 Carnegie Center, Princeton, New Jersey 08540, on October 10, 2006 (the “Closing Date”), or such other time and place as the Company and the Purchasers may mutually agree.

B.                                     Delivery by the Company.  Delivery of the Securities shall be made by the Company, or by its transfer agent, as applicable, to the Purchasers as soon as reasonably practicable after the Closing Date by delivering certificates representing their respective portion of Securities as set forth on the signature pages attached hereto, each such certificate to be accompanied by any requisite documentary or transfer tax stamps.

C.                                     Delivery by the Purchasers.  On or before the Closing Date, each Purchaser shall deliver to the Company its respective portion of the Aggregate Purchase Price, based on the number of Securities purchased by such Purchaser as set forth on the signature pages attached hereto, by certified bank check or by irrevocable wire transfer to the Company.

D.                                    Registration Rights Agreement.  The Company shall deliver to each Purchaser, and each Purchaser shall deliver to the Company, an executed copy of that certain Registration Rights Agreement made by and among the Company and the Purchasers of even date herewith.

E.                                      Other Conditions to Closing.  As of the Closing Date, all requisite action by the Company’s Board of Directors shall have been taken pursuant to the By-Laws of the Company.

F.                                      Opinion.  The Company shall have its counsel render a legal opinion in customary form as of the Closing Date or as soon as reasonably possible after the Closing Date.

SECTION V

MISCELLANEOUS

A.                                   Entire Agreement.  This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby, and no modification hereof shall be effective unless in writing and signed by the party against which it is sought to be enforced.

B.                                     Invalidity, Etc.  If any provision of this Agreement, or the application of any such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

C.                                     Headings.  The headings of this Agreement are for convenience of reference only and are not part of the substance of this Agreement.

D.                                    Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

E.                                      Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable in the case of agreements made and to be performed entirely within such State, without regard to principles of conflicts of law, and the parties hereto hereby submit to the exclusive jurisdiction of the state and federal courts located in the State of New Jersey.

F.                                      Counterparts.  This Agreement may be executed in one or more identical counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

* * * * * *

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

COMPANY:

SENESCO TECHNOLOGIES, INC.

By:
		Name:	Bruce C. Galton
		Title:	President and Chief Executive Officer

PURCHASERS:

[If an entity]

Entity Name:

By:
Name:
Title:
Address:

Telecopy:

[If an individual]

Name:
Address:

Telecopy:

(a)	Investment Amount: $
(b)	Number of shares of Common Stock
(line (a) divided by $[ ]): shares
(c)	Warrants to purchase shares of Common Stock (line (b) multiplied by 0.5): warrant shares

Exhibit B

Form of Warrant

Exhibit B

Senesco Technologies, Inc.

Confidential Purchaser Questionnaire

Before any sale of securities in the above-captioned Company can be made to you, this Questionnaire must be completed and returned to [  ].

The purpose of this Questionnaire is to substantiate that you meet the standards imposed by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).

(1)                                  Name:

(2)                                  Principal Business Address:

Telephone:  (     )

(3)                                  Home Address (for individual investors):

Telephone:  (     )

(4)                                  Social Security Number or Tax ID Number:

(5)                                  Occupation (for individual investors):

(6)                                  Age (for individual investors):

(7)                                  The following information is required to substantiate that you qualify as an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act. Please check which of the following you are:

(a)                                  A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefits of its employees if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

Yes ☐         No ☐

(b)                                 A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

Yes ☐         No ☐

(c)                                  An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

Yes ☐         No ☐

(d)                                 A director or executive officer of the Company;

Yes ☐         No ☐

(e)                                  A natural person whose individual net worth, or joint net worth with your spouse, at the time of your purchase exceeds $1,000,000;

Yes ☐         No ☐

(f)                                    A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

Yes ☐         No ☐

(g)                                 A trust, with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); or

Yes ☐         No ☐

(h)                                 Any entity in which all of the equity owners are accredited investors.

Yes ☐         No ☐

(8)                                  Investment, business, and educational experience (for individual investors):

(a)                                  Educational background:

(b)                                 Principal employment positions held during last five years:

(c)                                  Frequency of prior investment (check one in each column):

Venture Capital
	Stocks & Bonds	Investments

Frequently

Occasionally

Never

(9)                                  Please list the name and address of your (for individual investors):

(a)                                              Bank

(b)                                             Accountant

I represent that the foregoing information is true and correct.

Dated:                       , 2006

(Name of Investor - Please Print)

(Signature)

(Print Name)	(Title)

Exhibit C

Selling Stockholder Questionnaire

To:                              Senesco Technologies, Inc.
c/o Emilio Ragosa, Esq.
Morgan Lewis & Bockius LLP
502 Carnegie Center
Princeton, New Jersey 08540-6241

Reference is made to the Securities Purchase Agreement (the “Agreement”), made between Senesco Technologies, Inc., a Delaware corporation (the “Company”), and the Purchasers noted therein.

Pursuant to Section III.F of the Agreement, the undersigned hereby furnishes to the Company the following information for use by the Company in connection with the preparation of the Registration Statement contemplated by that certain Registration Rights Agreement.

(1)                                 Name and Contact Information:

Full legal name of record holder:

Address of record holder:

Social Security Number or Taxpayer identification number of record holder:

Identity of beneficial owner (if different than record holder):

Name of contact person:

Telephone number of contact person:

Fax number of contact person:

E-mail address of contact person:

(2)                                 Beneficial Ownership of Registrable Securities:

(a)                                  Number of Registrable Securities owned by Selling Stockholder:

(b)                                 Number of Registrable Securities requested to be registered:

(3)                                 Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder:

Except as set forth below in this Item (3), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (2)(a).

Type and amount of other securities beneficially owned by the Selling Stockholder:

(4)                                 Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(5)                                 Plan of Distribution:

Except as set forth below, the undersigned intends to distribute pursuant to the Registration Statement the Registrable Securities listed above in Item (2) in accordance with the “Plan of Distribution” section set forth therein:

State any exceptions here:

(6)                                 Selling Stockholder Affiliations:

(a)                                  Is the Selling Stockholder a registered broker-dealer?

(b)                                 Is the Selling Stockholder an affiliate of a registered broker-dealer(s)?  (For purposes of this response, an “affiliate” of, or person “affiliated” with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.)

(c)                                  If the answer to Item (6)(b) is yes, identify the registered broker-dealer(s) and describe the nature of the affiliation(s):

(d)                                 If the answer to Item (6)(b) is yes, did the Selling Stockholder acquire the Registrable Securities in the ordinary course of business (if not, please explain)?

(e)                                  If the answer to Item (6)(b) is yes, did the Selling Stockholder, at the time of purchase of the Registrable Securities, have any agreements, plans or understandings, directly or indirectly, with any person to distribute the Registrable Securities (if yes, please explain)?

(7)                                 Voting or Investment Control over the Registrable Securities:

If the Selling Stockholder is not a natural person, please identify the natural person or persons who have voting or investment control over the Registrable Securities listed in Item (2) above:

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in a Registration Statement, any amendments thereto and the related prospectus.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of a Registration Statement and the related prospectus.

The undersigned has reviewed the answers to the above questions and affirms that the same are true, complete and accurate.  THE UNDERSIGNED AGREES TO NOTIFY THE COMPANY IMMEDIATELY OF ANY CHANGES IN THE FOREGOING INFORMATION.

Dated: , 2006
Signature of Record Holder
(Please sign your name in exactly the same
manner as the certificate(s) for the shares being registered)

Purchaser	Amount	# of Shares	# of Warrants

Christopher Forbes	$1,000,000	883,002	441,501
Thomas C. Quick Charitable Foundation	300,000	264,901	132,450
Ruedi Stalder	105,841	93,458	46,729
Bruce C. Galton	75,000	66,225	33,113
John N. Braca	11,325	10,000	5,000
David Rector	11,325	10,000	5,000
Dhananjaya Dvivedi	250,000	220,751	110,375
Otago Partners, LLC	166,000	146,578	73,289
Iroquois Master Fund Ltd.	150,000	132,450	66,225
Timothy Forbes	100,000	88,300	44,150
Michael Berry	50,000	44,150	22,075
James E. Currie	30,000	26,490	13,245
	$2,249,491	1,986,306	993,153